SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
SEPTEMBER 23, 2002

KOSAN BIOSCIENCES INCORPORATED

(Exact name of registrant specified in its charter)

DELAWARE	000-31633	94-3217016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

3832 BAY CENTER PLACE HAYWARD, CA 94545

(Address of principal executive offices) (Zip Code)

REGISTRANT’S TELEPHONE, INCLUDING AREA CODE: (510) 732-8400

Item 5.    OTHER EVENTS

On September 23, 2002, the Company issued the press release attached to this Form as Exhibit 99.1 and such press release is incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

99.1    Press Release dated September 23, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOSAN BIOSCIENCES INCORPORATED (Registrant)

By	/S/ DANIEL V. SANTI, M.D., PH.D

Daniel V. Santi, M.D., Ph.D. Chairman and Chief Executive Officer

Dated:  September 23, 2002

EXHIBIT INDEX

EXHIBIT

99.1	Press Release dated September 23, 2002.